EXHIBIT 99.1

Psychemedics Corporation’s Board of Directors Approves Plan to Terminate Registration of Its Common Stock

DALLAS, Aug. 12, 2024 (GLOBE NEWSWIRE) -- Psychemedics Corporation (Nasdaq:PMD) (“Psychemedics” or the “Company”) today announced that a Transaction Committee (the “Transaction Committee”) of the Board of Directors of the Company (the “Board”) comprised of independent directors has recommended, and the Board has approved, a plan to cease the registration of the Company’s common stock under the federal securities laws following the completion of a proposed reverse stock split and to delist its shares of common stock from trading on the Nasdaq Capital Market. It is expected that this plan would be effectuated in the fall of 2024, assuming the approval of Psychemedics’ stockholders at the Company’s 2024 Annual Meeting of Stockholders, among other things, as described below.

Psychemedics is taking these steps to avoid the substantial cost and expense of being a public reporting company and to focus the Company’s resources on enhancing long-term stockholder value. The Company anticipates savings exceeding $900,000 on an annual basis as a result of the proposed deregistration and delisting transaction.

The proposed reverse stock split will be at a ratio between 1-for-4,000 and 1-for-6,000, in which holders of shares of the Company’s outstanding common stock in an amount less than the reverse stock split ratio denominator would be cashed out at a price of $2.35 per share for their fractional shares. Such price represents a premium above the common stock’s closing price on August 9, 2024 and is supported by a fairness opinion delivered by Mirus Capital Advisors Inc., whom the Transaction Committee engaged for such purpose. Stockholders owning more shares of the Company’s common stock than the reverse stock split ratio denominator prior to the reverse stock split would remain stockholders in Psychemedics, which would no longer be encumbered by the expenses and distraction of a public reporting company. The number of shares they would own following the proposed transaction would be unchanged, as immediately after the reverse stock split a forward split would be applied to the continuing stockholders, negating any effects to them. Psychemedics intends to fund the purchase of fractional shares resulting from the reverse stock split using proceeds from the issuance and sale of shares of the Company’s common stock pursuant to the Purchase Agreement (as defined below), and cash-on-hand.

In connection with the proposed reverse stock split, on August 12, 2024, the Company entered into a stock purchase agreement (the “Purchase Agreement”) with certain investors (collectively, the “Investors”). Pursuant to the Purchase Agreement, the Investors have agreed to purchase, at the closing of the transactions contemplated by the Purchase Agreement and subject to the terms and conditions thereof, up to 1,595,744 shares of the Company’s common stock at a purchase price of $2.35 per share, for an aggregate purchase price of up to $3,750,000. The Company intends to use the proceeds from the issuance and sale of the common stock under the Purchase Agreement to purchase fractional shares of common stock resulting from the proposed reverse stock split and for working capital and general corporate purposes.

The participating members of the Board determined unanimously that the proposed transaction is in the best interests of the Company and its stockholders. Psychemedics currently realizes none of the traditional benefits of public company status, yet incurs all of the significant annual expenses and indirect costs associated with being a public company. Without its public company status, Psychemedics would have an ongoing cost structure befitting its current and foreseeable scale of operations and its management would be able to have an increased focus on core operations. The purpose of the reverse stock split is to (i) help Psychemedics stay below 300 record holders of its common stock, which is the level at which the U.S. Securities and Exchange Commission (the “SEC”) public reporting obligations are required, (ii) offer liquidity to smaller stockholders at $2.35 per share without a brokerage commission and (iii) provide all stockholders the opportunity to vote on this matter. Among the factors considered the Board were:

  the significant ongoing costs and management time and effort involved in the Company remaining a public company, including the preparation and filing of periodic and other reports with the SEC and compliance with Sarbanes-Oxley Act and other applicable requirements;
  the limited trading volume and liquidity of the Company’s common stock;
  that the business and operations of the Company are expected to continue substantially as presently conducted, except without the burden of public company costs;
  enabling the Company’s stockholders with the smallest holdings to liquidate their holdings in the Company’s common stock and receive a premium over current market prices without incurring brokerage commissions;
  the determination of Mirus Capital Advisors Inc., independent financial advisor to the Transaction Committee, that the consideration for the fractional shares is fair from a financial point of view to the common stockholders of the Company, excluding affiliated stockholders, including independent director, Peter Kamin, and entities affiliated with him; and
  as a result of the deregistration and delisting, the ability of the Company’s management and employees to focus their time, effort and resources on the Company’s long-term growth and increasing long-term stockholder value.

Subject to filing of the Company’s proxy statement relating to the proposed stock splits and the Purchase Agreement and stockholder approval thereof, it is anticipated that the proposed transaction would become effective shortly after the 2024 Annual Meeting of Stockholders (the “Annual Meeting”), which is expected to be held in the fall of 2024.

Subject to receiving such stockholder approval, as soon as practicable after the Annual Meeting, the Company expects to terminate the registration of its common stock with the SEC and delist its common stock from the Nasdaq Capital Market. As a result, at such time, (i) the Company would cease to file annual, quarterly, current and other reports and documents with the SEC, except as otherwise required by the SEC, and stockholders would cease to receive annual reports and proxy statements, and (ii) the Company’s common stock would no longer be listed on the Nasdaq Capital Market.

The Board may abandon the proposed reverse stock split and terminate the Purchase Agreement at any time prior to the completion of the proposed transaction.

Additional Information and Where to Find It

THIS PRESS RELEASE IS ONLY A BRIEF DESCRIPTION OF THE PROPOSED TRANSACTION. IT IS NOT A REQUEST FOR OR SOLICITATION OF A PROXY OR AN OFFER TO ACQUIRE OR SELL ANY SHARES OF COMMON STOCK. THE COMPANY INTENDS TO FILE A PROXY STATEMENT AND OTHER REQUIRED MATERIALS, INCLUDING A SCHEDULE 13E-3, WITH THE SEC CONCERNING THE PROPOSED STOCK SPLITS. A COPY OF ALL FINAL PROXY MATERIALS WILL BE SENT TO STOCKHOLDERS PRIOR TO THE 2024 ANNUAL MEETING OF STOCKHOLDERS AT WHICH THE COMPANY’S STOCKHOLDERS WILL BE ASKED TO VOTE ON THE PROPOSALS DESCRIBED IN THE MATERIALS PROVIDED BY THE COMPANY. THE COMPANY URGES ALL STOCKHOLDERS TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AS WELL AS ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THOSE DOCUMENTS WILL INCLUDE IMPORTANT INFORMATION. A FREE COPY OF ALL MATERIALS THE COMPANY FILES WITH THE SEC, INCLUDING THE COMPANY’S SCHEDULE 13E-3 AND PROXY STATEMENT, WILL BE AVAILABLE AT NO COST ON THE SEC’S WEBSITE AT WWW.SEC.GOV. WHEN THOSE DOCUMENTS BECOME AVAILABLE, THE PROXY STATEMENT AND OTHER DOCUMENTS FILED BY THE COMPANY MAY ALSO BE OBTAINED WITHOUT CHARGE BY DIRECTING A REQUEST TO PSYCHEMEDICS CORPORATION, 5220 SPRING VALLEY ROAD, SUITE 230, DALLAS, TEXAS 75254, ATTENTION: SECRETARY.

Participants in the Solicitation

Psychemedics and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information concerning such participants will be set forth in the proxy statement for the Annual Meeting, which will be filed with the SEC on Schedule 14A (the “Proxy Statement”). To the extent that holdings of Psychemedics’ securities change since the amounts printed in the Proxy Statement, such changes will be reflected on Statements of Change in Ownership on Form 4 or other filings filed with the SEC. Additional information regarding the interests of such participants in the solicitation of proxies in connection with the proposed transaction will be included in the Proxy Statement.

About Psychemedics

Psychemedics Corporation is a leading global provider of innovative hair testing for drugs of abuse. With a commitment to accuracy and reliability, the company offers cutting-edge drug testing solutions. Psychemedics Corporation is dedicated to providing valuable insights and maintaining the highest standards in substance abuse testing.

Forward-Looking Statements

This press release may contain forward-looking statements that are being made pursuant to the Private Securities Litigation Reform Act of 1995, which provides a “safe harbor” for forward-looking statements to encourage companies to provide prospective information so long as those statements are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those discussed in the statement. Such forward-looking statements include statements about the perceived benefits and costs of the proposed transaction, the number of shares of the Company’s common stock that are expected to be cashed out in the proposed transaction, the timing and stockholder approval of the proposed transaction, the timing and closing of the transactions contemplated by the Purchase Agreement and the Company’s intended use of proceeds from the Purchase Agreement. Such forward-looking statements are subject to a number of known and unknown risks and uncertainties that could cause actual results, performance or achievements to differ materially from those described or implied in such forward-looking statements. Accordingly, actual results may differ materially from such forward-looking statements. The forward-looking statements relating to the transaction discussed above are based on the Company’s current expectations, assumptions, estimates and projections about the Company and involve significant risks and uncertainties, including the many variables that may impact the Company’s projected cost savings, variables and risks related to consummation of the proposed transaction, SEC regulatory review of the Company’s filings related to the proposed transaction, the potential failure to satisfy the conditions to the consummation of the proposed transaction, including obtaining stockholder approval, and the continuing determination of the Board and Transaction Committee that the proposed transaction is in the best interests of all stockholders. The Company assumes no obligation for updating any such forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements.

Investor Relations:

Email: InvestorRelations@psychemedics.com